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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):   December 10, 2002
                                                         -----------------

                              ARAMARK CORPORATION
                              -------------------
                 (Exact name of registrant specified in charter)

      Delaware                     001-16807                 23-3086414
      --------                    ---------                 ----------
   (State or Other             (Commission File           (I.R.S. Employer
   Jurisdiction of                  Number)              Identification No.)
   Incorporation)

            1101 Market Street
        Philadelphia, Pennsylvania                             19107
----------------------------------------               ----------------------
(Address of Principal Executive Offices)                     (Zip Code)

        Registrant's telephone number, including area code: 215-238-3000
                                                            ------------

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

     On December 10, 2002, the Board of Directors of ARAMARK Corporation (the "Company") acted to increase the size of the Company's Board of Directors from 10 members to 11 members and appointed Ronald L. Sargent to fill the newly-created vacancy.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ARAMARK CORPORATION

Date: December 16, 2002                        By: /s/ L. Frederick Sutherland
      -----------------                          -------------------------------
                                               Name:  L. Frederick Sutherland
                                               Title: Executive Vice President
                                                      and Chief Financial
                                                      Officer